UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: August 13, 2007 (Date of earliest event reported)

MFIC CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-11625	04-2793022
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

30 Ossipee Road
Newton, MA  02464-9101
(Address of principal executive offices)
Telephone: (617) 969-5452
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written  communications  pursuant to Rule 425 under the  Securities  Act (17 CFR 230.425)

☐            Soliciting  material  pursuant to Rule  14a-12  under the  Exchange  Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events.

As reported on a Form 4 filed with the Securities and Exchange Commission on July 26, 2007, Irwin Gruverman, a member of the Board of Directors of MFIC Corporation (the “Company”), sold 100,000 shares of the Company’s common stock.   In connection with several questions that the Company has been asked by Company investors concerning this sale, the Company has been informed that Mr. Gruverman sold those shares in a private, non-market transaction to an existing shareholder.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 13, 2007	MFIC CORPORATION

By: /s/ Robert P. Bruno
	Name:	Robert P. Bruno
	Title:	President